       UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20509

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 10, 2008

Date of Report

(Date of Earliest Event Reported)

WIZZARD SOFTWARE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

COLORADO	87-0609860
(State or Other Jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

5001 Baum Boulevard

Pittsburgh, Pennsylvania 15213

(Address of Principal Executive Offices)

(412) 621-0902

Registrant's Telephone Number

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement.

Effective as of November 10, 2008, the Board of Directors of Wizzard Software Corporation, a Colorado corporation (the “Company”), approved the execution by the Company’s President, Christopher J. Spencer, of a Modification and Amendment Agreement (the “Agreement”) with Alpha Capital Anstalt (“Alpha Capital”) under which the Company agreed to extend the maturity date of the convertible promissory note held by Alpha Capital from April 27, 2009, to October 15, 2009.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.

Description

10.1

Modification and Amendment Agreement

10.2

Subscription Agreement*

*  Incorporated by reference from our Registration Statement on Form SB-2, which was filed with the Securities and Exchange Commission on December 22, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WIZZARD SOFTWARE CORPORATION

Date:	11/12/08	By:	/s/ Christopher J. Spencer
Christopher J. Spencer
Chief Executive Officer and President